Exhibit 10.21

FIRST AMENDMENT TO THE

AMENDED AND RESTATED EXECUTIVE AGREEMENT

This First Amendment to the Amended and Restated Executive Agreement (the "Amendment") is effective as of April 27, 2020 (the “Effective Date”) and amends that certain Amended and Restated  Executive Agreement effective as of March 16, 2016 (the “Agreement”) between Huttig Building Products, Inc., a Delaware corporation (the "Company"), and Jon Vrabely (the "Executive"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, as a result of the COVID-19 pandemic, the Company is experiencing disruptions to the business and is undertaking cost containment measures to mitigate the impact of the pandemic on the Company’s financial position; and

WHEREAS, the Company is temporarily imposing a 20% pay cut to the base salary compensation for members of the executive management team; and

WHEREAS, the Board of Directors is also receiving a 20% pay cut to their annual cash compensation; and

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereto agree that the Agreement is amended as follows:

1.

Temporary Base Salary Reduction. Paragraph 3(a)(i) of the Agreement is hereby amended so that, effective for pay periods beginning on and after April 27, 2020, the Executive’s annual base salary of Six Hundred Thousand Dollars ($600,000.00) (the “Original Base Salary”) shall be temporarily reduced by 20% to an annual base salary of Four Hundred Eighty Thousand Dollars ($480,000.00) (the “Reduced Base Salary”). The Reduced Base Salary shall remain in effect until restored to the Original Base Salary or such other amount in excess of the Reduced Base Salary by action of the Board.

2.No Effect on Severance Payments. Notwithstanding the foregoing, the Executive’s Original Base Salary (or such higher base salary as may be in effect from time to time pursuant to action of the Board) shall be deemed to be his base salary for the purposes of the calculation of any Severance Payment payable to the Executive pursuant to Paragraph 4 of the Agreement or any termination payment payable to the Executive pursuant to Paragraph 4 of the Agreement; that is, any such calculation shall be made without regard to the salary reduction set forth in Section 1 of this Amendment and the Original Base Salary as defined herein shall apply.

3.No Other Changes; Execution in Counterparts. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed via .pdf and sent in counterparts, each of which shall be deemed an original, but of which shall constitute one and the same instrument.

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Exhibit 10.21

Accept and agreed as of the Effective Date set forth above.

            This First Amendment to the Amended and Restated Executive Agreement (the "Amendment") is effective as of April 27, 2020 (the “Effective Date”) and amends that certain Amended and Restated  Executive Agreement effective as of March 16, 2016 (the “Agreement”) between Huttig Building Products, Inc., a Delaware corporation (the "Company"), and Jon Vrabely (the "Executive"). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

            WHEREAS, as a result of the COVID-19 pandemic, the Company is experiencing disruptions to the business and is undertaking cost containment measures to mitigate the impact of the pandemic on the Company’s financial position; and

            WHEREAS, the Company is temporarily imposing a 20% pay cut to the base salary compensation for members of the executive management team; and

            WHEREAS, the Board of Directors is also receiving a 20% pay cut to their annual cash compensation; and

            NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereto agree that the Agreement is amended as follows:

1. 1.            Temporary Base Salary Reduction. Paragraph 3(a)(i) of the Agreement is hereby amended so that, effective for pay periods beginning on and after April 27, 2020, the Executive’s annual base salary of Six Hundred Thousand Dollars ($600,000.00) (the “Original Base Salary”) shall be temporarily reduced by 20% to an annual base salary of Four Hundred Eighty Thousand Dollars ($480,000.00) (the “Reduced Base Salary”). The Reduced Base Salary shall remain in effect until restored to the Original Base Salary or such other amount in excess of the Reduced Base Salary by action of the Board.

2.            No Effect on Severance Payments. Notwithstanding the foregoing, the Executive’s Original Base Salary (or such higher base salary as may be in effect from time to time pursuant to action of the Board) shall be deemed to be his base salary for the purposes of the calculation of any Severance Payment payable to the Executive pursuant to Paragraph 4 of the Agreement or any termination payment payable to the Executive pursuant to Paragraph 4 of the Agreement; that is, any such calculation shall be made without regard to the salary reduction set forth in Section 1 of this Amendment and the Original Base Salary as defined herein shall apply.

3.            No Other Changes; Execution in Counterparts. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement shall continue in full force and effect. This Amendment may be executed via .pdf and sent in counterparts, each of which shall be deemed an original, but of which shall constitute one and the same instrument.

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Accept and agreed as of the Effective Date set forth above.

Exhibit 10.21

HUTTIG BUILDING PRODUCTS, INC.

By: /s/ Del Tanner

By: /s/ Del Tanner

Name:  Del Tanner

Title:   Chairman

EXECUTIVE:

/s/ Jon P. Vrabely

Jon P. Vrabely

/s/ Jon P. Vrabely

Jon P. Vrabely